UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule

      14a-6(e)(2))

[X ] Definitive Proxy Statement

[] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

Blackstone / GSO Strategic Credit Fund

(exact name of registrant as specified in charter)

Attn: Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and

0-11

1) Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

BLACKSTONE / GSO STRATEGIC CREDIT FUND

(each a “Fund,” and collectively, the “Funds”)

345 Park Avenue, 31st Floor

New York, New York 10154

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

March 9, 2015

To the Shareholders of the Funds:

Notice is hereby given that the Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at 345 Park Avenue, 31st Floor, New York, New York 10154, on April 22, 2015 at 10:00 a.m. (Eastern time), for the purposes of considering and voting upon the following:

1. Shareholders of the Blackstone / GSO Senior Floating Rate Term Fund are being asked to elect two (2) Trustees of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified;

2. Shareholders of the Blackstone / GSO Long-Short Credit Income Fund are being asked to elect two (2) Trustees of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified;

3. Shareholders of the Blackstone / GSO Strategic Credit Fund are being asked to elect two (2) Trustees of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

4. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 27, 2015 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of: Blackstone / GSO Senior Floating Rate Term Fund Blackstone / GSO Long-Short Credit Income Fund Blackstone / GSO Strategic Credit Fund

Daniel H. Smith, Jr. Chairman, President and Chief Executive Officer

[INTENTIONALLY LEFT BLANK]

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND (“BSL”)

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND (“BGX”)

BLACKSTONE / GSO STRATEGIC CREDIT FUND (“BGB”)

(Each a “Fund” and collectively, the “Funds”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 22, 2015

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Funds for use at the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) to be held on Wednesday, April 22, 2015, at 10:00 a.m. Eastern Time, at 345 Park Avenue, 31st Floor, New York, New York 10154, and at any adjournments thereof.

Internet Availability of Proxy Materials

As permitted by the Securities and Exchange Commission (“SEC”) the Funds are furnishing proxy materials to shareholders on the internet, rather than mailing paper copies to each shareholder. The Notice of Internet Availability of Proxy Materials (“Notice”) tells you how to access and review the proxy materials and vote your shares via the internet. If you would like to receive a paper copy of the Funds’ proxy statement free of charge, please follow the instructions in the Notice. The Notice of each Fund’s Meeting or the Proxy Statement with the accompanying proxy card was mailed to shareholders on or about March 9, 2015.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by internet or mail, officers of the Funds and officers and regular employees of Computershare Shareowner Services, LLC (“Computershare”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and affiliates of Computershare, ALPS or other representatives of the Funds may also solicit proxies by telephone, internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Shares (as defined below). In addition, the Funds have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the proxy effort for the Funds. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services.

The Funds’ most recent annual report, including audited financial statements for the fiscal year ended December 31, 2014, is available upon request, without charge, by writing to the Funds at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, by calling the Funds at 1.877.876.1121, or via the internet at www.blackstone-gso.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to a Fund at the above address prior to the date of the Meeting.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require approval of the Chairman, the Trustees or the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on February 27, 2015, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at each Fund’s Meeting and all adjournments thereof.

Each Fund has one class of capital stock: common shares of beneficial interest, par value $0.001 (the “BSL Common Shares,” the “BGX Common Shares” and the “BGB Common Shares,” respectively, and together the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 15,217,683.600 BSL Common Shares, 12,702,159.600 BGX Common Shares and 44,664,381.602 BGB Common Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSALS 1, 2 AND 3:

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Nominees for BSL’s Board of Trustees

BSL’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Mr. Jasper and Mr. Schpero have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Thomas W. Jasper	Class I	2018 Annual Meeting
Gary S. Schpero	Class I	2018 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for BGX’s Board of Trustees

BGX’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Mr. Jasper and Mr. Schpero have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Thomas W. Jasper	Class III	2018 Annual Meeting
Gary S. Schpero	Class III	2018 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for BGB’s Board of Trustees

BGB’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Mr. Jasper and Mr. Schpero have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Proposal	Class	Expiration of Term if Elected
Independent Trustee/Nominee
Thomas W. Jasper	Class II	2018 Annual Meeting
Gary S. Schpero	Class II	2018 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of each Fund.

The Trustees were selected to join each Board of Trustees based upon the following as to each Trustee: his character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Smith, such person’s status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Smith, his role with GSO Capital Partners LP (collectively with its affiliates, “GSO”) and The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”). No factor, by itself, was controlling. In addition to the information provided in the table included below, each Trustee possesses the following attributes: Mr. D’Alelio, experience as an investment professional; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. Schpero, experience as a legal professional specializing in asset management and service as a board member of other registered management investment companies; and Mr. Smith, experience as an executive and portfolio manager and leadership roles with GSO and Blackstone. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards of Trustees by reason thereof.

Additional Information about each Trustee/Nominee and the Fund’s Officers

Set forth in the table below are the Trustees/Nominees and Officers of the Funds, as well as their birth year, information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee

NON-INTERESTED TRUSTEES:

Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Mr D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	6	None
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015 Term Expires (if elected): BSL: 2018 BGX: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	6	None

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	BGB: 2018 Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX:2015 BGB: 2015 Term Expires (if elected): BSL: 2018 BGX:2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

INTERESTED TRUSTEE(3)
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office:	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Indefinite Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	of Goldman, Sachs & Co. Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1) The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2) The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(3) “Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser (as defined below).

Beneficial Ownership of BSL Common Shares, BGB Common Shares and BGX Common Shares Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee/Nominee	Dollar Range[1] of Equity Securities Held in BSL:	Dollar Range[1] of Equity Securities Held in BGX:	Dollar Range[1] of Equity Securities Held in BGB:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies
Edward H. D’Alelio	$0	$0	$0	$0
Michael Holland[2]	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Thomas W. Jasper[2]	$0	$0	$10,001-$50,000	$10,001-$50,000
Gary S. Schpero[2]	$1-10,000	$1-10,000	$1-10,000	$10,001-$50,000
Interested Trustee/Nominee
Daniel H. Smith, Jr.[2]	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total shares outstanding.

Trustee Transactions with Fund Affiliates

As of December 31, 2014, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the New York Stock Exchange’s (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in GSO / Blackstone Debt Funds Management LLC (the “Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Funds and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the fiscal year ended December 31, 2014. Trustees and Officers of the Funds who are employed by GSO receive no compensation or expense reimbursement from the Funds.

Compensation Table for the Fiscal Year Ended December 31, 2014.

Name of Trustee/ Nominee	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund	Total Compensation Paid From the Fund Complex[1]
Edward H. D’Alelio	$30,084	$33,084	$30,084	$120,752
Michael Holland	$27,417	$30,417	$27,417	$109,751
Thomas W. Jasper	$29,917	$32,917	$29,917	$120,251
Gary S. Schpero	$29,917	$32,917	$29,917	$92,751

(1)

Total compensation paid from the Fund Complex includes compensation paid by the Funds and $27,500 of compensation paid to each of Messrs. D’Alelio, Holland and Jasper by the Blackstone Real Estate Funds.

The Funds pay each trustee an annual base retainer of $50,000 ($16,667 from each Fund) in aggregate. The Funds pay each trustee $7,500 ($2,500 from each Fund) for each regular in-person board meeting and $6,000 ($2,000 from each Fund) for each special in-person board meeting attended that is held jointly with all three Funds. The Funds pay each Trustee $2,250 ($750 from each Fund) for each telephonic board meeting attended that is held jointly with all three Funds. The relevant Fund will pay each trustee $3,000 for each regular in-person board meeting and $2,500 for each special in-person board meeting attended that is not held jointly with the other Funds. The relevant Fund will pay each Trustee $1,000 for each telephonic board meeting attended that is not held jointly with the other Funds. Additionally, the chairman of the Audit Committee and the chairman of the Nominating and Governance Committee are paid an additional annual retainer of $2,500 by each Fund if the chairman is the chairman of the same committee of each Fund. The lead independent trustee is paid an additional annual retainer of $8,000 ($2,667 from each Fund). If the chairman is not the chairman of such committee of each Fund, then the relevant Fund pays an annual retainer of $3,000 to that chairman. The Funds pay $2,250 ($750 from each Fund) to each trustee for each committee meeting attended that is held jointly with all three Funds, and the relevant Fund pays $1,000 to each trustee for each committee meeting attended that is not held jointly with the other Funds; provided that if a committee meeting is held on the same day as a board meeting then the trustees attending the board meeting will not receive additional compensation for attending the committee meeting held that same day.

BSL’s Board of Trustees met four times, BGX’s Board of Trustees met five times and BGB’s Board of Trustees met four times during the fiscal year ended December 31, 2014. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

Each Board of Trustees is currently comprised of five Trustees. Daniel H. Smith, Jr. serves as Chairman of each Board. Mr. Smith is an “interested person” of the Funds. The appointment of Mr. Smith as Chairman reflects each Board of Trustees’ belief that his experience, familiarity with the relevant Fund’s day-to-day operations and access to individuals with responsibility for the relevant Fund’s management and operations will provide each Board of Trustees with insight into the relevant Fund’s business and activities and, with his access to appropriate administrative support, will facilitate the efficient development of meeting agendas that address the relevant Fund’s business, legal and other needs and the orderly conduct of board meetings. Each Board of Trustees has appointed Mr. D’Alelio as lead Independent Trustee. Each Board of Trustees has determined that its leadership structure is appropriate in light of the relevant Fund’s circumstances and provides for the informed and independent exercise of its responsibilities.

Oversight of Risk Management

Each Board of Trustees’ role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the relevant Fund. In line with its oversight responsibility, the Board of Trustees receives reports and makes inquiries at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the relevant Fund, but relies upon the Fund’s management (including the Funds’ portfolio managers) and Chief Compliance Officer, who reports directly to the Board of Trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding each Fund’s investment program and activities, the Board of Trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of each Fund. The Board of Trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board of Trustees. For example, the Audit Committee of the Board of Trustees will meet regularly with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting.

Each Board of Trustees believes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’

goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board of Trustees risk management oversight is expected to be subject to substantial limitations.

Audit Committee Reports

The Audit Committee acts according to the Audit Committee charter (the “Charter”). Thomas W. Jasper has been appointed as Chair of the Audit Committee of each Fund’s Board of Trustees. The Audit Committee is responsible for assisting the Board of Trustees of the Funds in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to, the adequacy of each Fund’s accounting and financial reporting processes, policies and practices; the integrity of each Fund’s financial statements; the adequacy of each Fund’s overall system of internal controls; each Fund’s compliance with legal and regulatory requirements; the qualification and independence of each Fund’s independent registered public accounting firm; the performance of each Fund’s internal audit function provided by the Adviser and each Fund’s other service providers; and the review of the report required to be included in the Funds’ annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Funds’ annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to the Charter that was most recently reviewed and approved by each Fund’s Board of Trustees on November 20, 2014. The Charter is available on the Funds’ website, www.blackstone-gso.com. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountant is ultimately accountable to each Fund’s Board of Trustees and Audit Committee, as representatives of each Fund’s shareholders. The independent accountant for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 24, 2015, each Audit Committee reviewed and discussed with management of each Fund and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of each Fund as of and for the fiscal year ended December 31, 2014, and discussed the audit of such financial statements with the independent accountant.

In addition, each Audit Committee discussed with the independent accountant the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Statement of Auditing Standards No. 114, (The Auditor’s communication with those charged with Governance) as currently modified or supplemented and No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent accountant the written disclosures and letters required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3526 and discussed the relationship between the independent accountant and each Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends to the Funds’ Board of Trustees that each Fund’s audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2014.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Thomas W. Jasper, Audit Committee Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

February 24, 2015

Each Fund’s Audit Committee met three times during the fiscal year ended December 31, 2014. Each Fund’s Audit Committee is composed of four Independent Trustees, namely Messrs. D’Alelio, Jasper, Holland and Schpero. None of the members of each of the Audit Committees is an “interested person” of the Fund.

Based on the findings of each Audit Committee, each Board of Trustees has determined that Thomas W. Jasper is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Thomas W. Jasper serves as the Chairman of each Audit Committee for the Funds.

Nominating and Governance Committee

Each Fund’s Board of Trustees has a Nominating and Governance Committee that is responsible for selecting and nominating candidates for election as Trustees to the Board of Trustees of the Fund. The members of the Nominating and Governance Committee are Edward H. D’Alelio, Michael Holland, Thomas W. Jasper and Gary S. Schpero, all of whom have been determined not to be “interested persons” of the Fund under the 1940 Act and who are “independent” as defined in the NYSE listing standards. Mr. Schpero serves as Chairman of each Nominating and Governance Committee. Each Fund’s Nominating and Governance Committee met four times during the fiscal year ended December 31, 2014.

When vacancies or creations occur, each Nominating and Governance Committee will consider Trustee candidates recommended by a variety of sources to nominate for election by each Fund’s shareholders. Each Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee for a Fund’s Board of Trustees should send recommendations to the relevant Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders. In considering Trustee candidates, each Nominating and Governance Committee will take into consideration the interest of shareholders, the needs of the Board of Trustees and the Trustee candidate’s qualifications, which include but are not limited to, the quality and diversity of the individual’s professional experience, education, individual qualification or skills.

Any shareholder recommendation described above must be sent to the relevant Fund’s Secretary at 345 Park Avenue, 31st Floor, New York, New York 10154. Each Fund’s Nominating and Governance Committee charter is available on the Funds’ website (www.blackstone-gso.com).

Valuation Committee

None of the Funds has a Valuation Committee. Each Board of Trustees has delegated responsibility for valuation of portfolio assets to the Adviser (including a committee of the Adviser that values fair valued assets) and ALPS pursuant to policies and procedures approved by each Board of Trustees.

Compensation Committee

None of the Funds has a compensation committee, however the Nominating and Governance Committee also reviews compensation arrangements for the Independent Trustees and submits its recommendations to the Board of Trustees.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders.

REQUIRED VOTE

Blackstone / GSO Senior Floating Rate Term Fund

The election of each of Messrs. Jasper and Schpero (Class I) for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of BSL Common Shares represented at the Meeting, if a quorum is present.

Blackstone / GSO Long-Short Credit Income Fund

The election of each of Messrs. Jasper and Schpero (Class III) for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of BGX Common Shares represented at the Meeting, if a quorum is present.

Blackstone / GSO Strategic Credit Fund

The election of each of Messrs. Jasper and Schpero (Class II) for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of BGB Common Shares represented at the Meeting, if a quorum is present.

EACH FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S RESPECTIVE NOMINEES.

The following table shows the ownership of applicable Shares by each of the Trustees, the Trustees and Executive Officers of each Fund as a group and the persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding applicable Shares.

Trustees and Executive Officers
Name & Address[1]	Percentage of Shares Held	Total Shares Owned
BSL Common Shares[2]
Edward H. D’Alelio	0%	0
Michael Holland	<1%	1,000
Thomas W. Jasper	0%	0
Gary S. Schpero	<1%	250
Daniel H. Smith, Jr.	<1%	10,370
Eric Rosenberg	0%	0
All Trustees and Executive Officers as a group	<1%	11,620

BGX Common Shares[2]
Edward H. D’Alelio	0%	0

Michael Holland	<1%	1,000
Thomas W. Jasper	0%	0
Gary S. Schpero	<1%	265
Daniel H. Smith, Jr.	<1%	9,131
Eric Rosenberg	0%	0
All Trustees and Executive Officers as a group	<1%	10,396
BGB Common Shares[2]
Edward H. D’Alelio	0%	0
Michael Holland	<1%	1,000
Thomas W. Jasper	<1%	2,500
Gary S. Schpero	<1%	265
Daniel H. Smith, Jr.	<1%	15,869
Eric Rosenberg	0%	0
All Trustees and Executive Officers as a group	<1%	19,634

5% or Greater Shareholders

BSL Common Shares[3]

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

	19.73%(a)	3,002,379 (a)
Morgan Stanley 1585 Broadway New York, New York 10036	5.2%(b)	786,490(b)
Morgan Stanley Smith Barney LLC 1585 Broadway New York, New York 10036	5.2%	786,490

BGX Common Shares[3]
First Trust Portfolios L.P.	20.38%(a)	2,588,613 (a)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Morgan Stanley 1585 Broadway New York, New York 10036	5.4%(b)	688,947(b)
Morgan Stanley Smith Barney LLC 1585 Broadway New York, New York 10036	5.4%	688,885
Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174 Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10174	5.41%	686,581

BGB Common Shares[3]

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

7.75%(a)	3,462,243(a)

(a) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(b) Includes shares beneficially owned by Morgan Stanley subsidiary, Morgan Stanley Smith Barney LLC.

(1) The address for each Trustee of each Fund is 345 Park Avenue, 31st Floor, New York, NY 10154.

(2) The table above shows Trustees’ and Executive Officers’ ownership of Shares of each Fund as of December 31, 2014.

(3) The table above shows 5% or greater shareholders’ ownership of Shares as of December 31, 2014. The information contained in this table is based on Schedule 13G filings made on or before February 27, 2015.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, served as each Fund’s independent registered public accounting firm for the Funds’ fiscal year ending December 31, 2014. None of the Funds knows of any direct financial or material indirect financial interest of Deloitte in any Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for each Fund the aggregate fees billed by Deloitte for each Fund’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

(5) Non-Audit Fees billed by Deloitte for services rendered to each Fund, and rendered to the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to a Fund.

Blackstone / GSO Senior Floating Rate Term Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$80,700	$78,750	$0	$0	$6,483	$31,425	$0	$34,000	$$6,483	$65,425

Blackstone / GSO Long-Short Credit Income Fund

Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$80,700	$78,750	$0	$0	$6,483	$6,425	$0	$0	$6,483	$6,425

Blackstone / GSO Strategic Credit Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$80,700	$78,750	$0	$0	$6,483	$6,425	$0	$0	$6,483	$6,425

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed each Fund fees for the fiscal years ended December 31, 2014 and December 31, 2013 were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

GSO / Blackstone Debt Funds Management LLC is each Fund’s investment adviser.

ALPS is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each Fund’s officers, portfolio managers and Trustees, the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the relevant Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, each Fund believes that during fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to the Funds’ officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in the Funds’ Semi-Annual Report dated June 30, 2015.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to a Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 345 Park Avenue, 31st Floor, New York, New York 10154. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2014 should have been received by the Secretary of the relevant Fund no later than January 22, 2015. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2016 annual meeting not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2016 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE

RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND

A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND

RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M82564-P61636	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To Elect Two (2) Class III Trustees of the Fund:

	01) Thomas W. Jasper 02) Gary S. Schpero	☐	☐	☐

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

M82565-P61636

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Daniel H. Smith, Jr., Marisa J. Beeney, Lee M. Shaiman, and Jane Lee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Blackstone / GSO Long-Short Credit Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, on Wednesday, April 22, 2015 at 10:00 a.m. (Eastern time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M82566-P61636	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To Elect Two (2) Class I Trustees of the Fund:

	01) Thomas W. Jasper 02) Gary S. Schpero	☐	☐	☐

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

M82567-P61636

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Daniel H. Smith, Jr., Marisa J. Beeney, Lee M. Shaiman, and Jane Lee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, on Wednesday, April 22, 2015 at 10:00 a.m. (Eastern time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M82568-P61636	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To Elect Two (2) Class II Trustees of the Fund:

	01) Thomas W. Jasper 02) Gary S. Schpero	☐	☐	☐

Please be sure to sign and date this proxy.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.proxyvote.com

M82569-P61636

BLACKSTONE / GSO STRATEGIC CREDIT FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Daniel H. Smith, Jr., Marisa J. Beeney, Lee M. Shaiman, and Jane Lee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Blackstone / GSO Strategic Credit Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, on Wednesday, April 22, 2015 at 10:00 a.m. (Eastern time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN

THE ENCLOSED ENVELOPE.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 22, 2015.

BLACKSTONE/GSO FUNDS	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2015
Date: April 22, 2015 Time: 10:00 AM, EST
Location: Blackstone/GSO Funds
345 Park Street, 31st Floor
New York, New York 10154

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends you vote FOR

the following:

1.	To Elect Two (2) Class III Trustees of the Fund:

01)	Thomas W. Jasper
02)	Gary S. Schpero

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Trustees recommends you vote FOR

the following:

1.	To Elect Two (2) Class I Trustees of the Fund:

01)	Thomas W. Jasper
02)	Gary S. Schpero

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Trustees recommends you vote FOR

the following:

1.	To Elect Two (2) Class II Trustees of the Fund:

01)	Thomas W. Jasper
02)	Gary S. Schpero

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.